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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 23, 2003
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                        38-1853300
   (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                         Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (952) 884-4051

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                         THIS DOCUMENT CONTAINS 7 PAGES.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c.   Exhibits

        99.1 Selected financial information as of September 30, 2003 and December 31, 2002, for the nine months ended September 30, 2003 and 2002 and for the twelve months ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

        Telex Communications, Inc. (the "Company") is undertaking a refinancing of its existing indebtedness. In connection therewith, (i) Telex Communications Intermediate Holdings, LLC ("Intermediate Holdings"), a newly formed subsidiary of the Company, is offering to exchange its 13% Senior Subordinated Discount Notes due 2009 (the "Senior Subordinated Notes") for the Company's 13% Senior Subordinated Discount Notes due 2006 (the "Existing Notes"), (ii) Telex Newco Inc. ("Newco"), a newly formed subsidiary of Intermediate Holdings which will be renamed Telex Communications, Inc., is offering $125 million aggregate principal amount of Senior Secured Notes due 2008 (the "Senior Secured Notes"), (iii) the indenture governing the Existing Notes will be amended to delete substantially all of the covenants therein and (iv) substantially all of the assets and liabilities of the Company will be contributed to Newco, other than any Existing Notes not tendered in the exchange offer.

        The offerings will be made solely by means of private placements to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), accredited investors pursuant to Regulation D under the Securities Act or to certain persons in offshore transactions pursuant to Regulation S under the Securities Act.

        Neither the Senior Subordinated Notes nor the Senior Secured Notes have been or will be registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Report shall not constitute an offer to sell or an offer to buy the securities.

        Forward-looking statements in this Report, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause Intermediate Holdings or Newco not to issue the above-mentioned securities, including the impact of changes in economic conditions, political events, unfavorable interest rates and other risk factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.

        The information included in this section is intended to be furnished and not filed pursuant to Regulation FD.

        The Company is distributing certain financial information as of and for the nine months ended September 30, 2003. This information is contained in Exhibit 99.1.




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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TELEX COMMUNICATIONS, INC.


Dated: October 23, 2003                      By: /s/ Gregory W. Richter
                                                --------------------------------
                                                Gregory W. Richter
                                                Vice President and Chief
                                                Financial Officer





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                           Telex Communications, Inc.
                                    Form 8-K

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------
  99.1          Selected financial information as of September 30, 2003 and
                December 31, 2002, for the nine months ended September 30,
                2003 and 2002 and for the twelve months ended December 31, 2002.



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